MTB GROUP OF FUNDS
Variable Annuity Funds
Supplement dated June 19, 2007 to the Variable Annuity Fund Prospectus dated April 30, 2007


1. On pages 7, 10 and 13 of the Variable Annuity Fund Prospectus, in the Asset Class/Investment Range tables for Managed Allocation Fund - Conservative Growth II, Managed Allocation Fund - Moderate Growth II, and Managed Allocation Fund - Aggressive Growth II, respectively, please add "Equity Index Fund" to each table's list of Equity Funds in the Asset Class column.


2. On page 10 of the Variable Annuity Fund Prospectus, in the Asset Class/Investment Range table for Managed Allocation Fund - Moderate Growth II, please change the Investment Range column for Equity Funds from "40-70%" to "40-80%."

3. On pages 16 and 17 of the Variable Annuity Fund Prospectus, please add the following information about the Equity Index Fund in the "Underlying Equity Funds" sub-section:

"GOALS - The Equity Index Fund seeks investment results that correspond to the performance of the Standard & Poor's 500 Index (S&P 500).

SECURITIES. The Equity Index Fund seeks its investment goal by investing in substantially all of the securities listed in the S&P 500, which is comprised of 500 selected securities (mostly common stocks).

STRATEGIES. Under normal circumstances, the Equity Index Fund invests at least 80% of the value of its net assets in equity securities of companies included in the S&P 500. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500. The Fund will approximate the industry and sector weightings of the S&P 500 by matching the weightings of the stocks included in the S&P 500.

RISKS. The principal risks applicable to the Equity Index Fund are Stock Market Risks and Tracking Error Risks."

4. On page 23 of the Variable Annuity Fund Prospectus, please add the following language for "Tracking Error Risks:"

"Tracking Error Risks - Factors such as the Equity Index Fund's expenses, imperfect correlation between the fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage may affect its ability to achieve perfect correlation with its benchmarks. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, Equity Index Fund, which will have expenses such as custody, management fees and other operational costs, and brokerage expenses, may not achieve its investment objective of accurately correlating to an index."

5. Effective April 23, 2007, Byron J. Grimes II is no longer a portfolio manager for Large Cap Growth Fund II. Accordingly, please make the following changes to the Variable Annuity Fund Prospectus: (1) delete the name "Byron J. Grimes II" in the list of managers for Large Cap Growth Fund II on page 32: (2) delete the biography of Byron J. Grimes II on page 33; and (3) delete the description of portfolio manager responsibilities for Large Cap Growth Fund II on page 33.


                                                                  June 19, 2007



Edgewood Services, Inc., Distributor

CUSIP 55376V812
CUSIP 55376T577
CUSIP 55376T650
CUSIP 55376T734
CUSIP 55376V820


36911 (6/07)